Exhibit 99.01

Valero Energy Reports First Quarter 2022 Results

•Reported net income attributable to Valero stockholders of $905 million, or $2.21 per share
•Reported adjusted net income attributable to Valero stockholders of $944 million, or $2.31 per share
•Returned $545 million in cash to stockholders, with $401 million paid as dividends and $144 million of stock buybacks
•Reduced Valero’s long-term debt by $750 million in the first quarter and by $2.0 billion in six months
•Accelerated the expected completion of the Diamond Green Diesel project at Port Arthur (DGD 3) to the fourth quarter of 2022

SAN ANTONIO, April 26, 2022 – Valero Energy Corporation (NYSE: VLO, “Valero”) today reported net income attributable to Valero stockholders of $905 million, or $2.21 per share, for the first quarter of 2022, compared to a net loss of $704 million, or $1.73 per share, for the first quarter of 2021. Excluding the adjustments shown in the accompanying earnings release tables, first quarter 2022 adjusted net income attributable to Valero stockholders was $944 million, or $2.31 per share, compared to an adjusted net loss of $666 million, or $1.64 per share, for the first quarter of 2021.

“We are pleased to report solid financial results for the first quarter, led by a continued recovery in our refining segment,” said Joe Gorder, Valero Chairman and Chief Executive Officer. “The fundamentals that drove strong results in the first quarter, particularly in March, continue to provide a positive backdrop for refining margins.”

Refining
The Refining segment reported $1.45 billion of operating income for the first quarter of 2022, compared to a $592 million operating loss for the first quarter of 2021. First quarter 2022 adjusted operating income was $1.47 billion, compared to an adjusted operating loss of $506 million for the first quarter of 2021. Refinery throughput volumes averaged 2.8 million barrels per day in the first quarter of 2022, which was 390 thousand barrels per day higher than the first quarter of 2021.

Renewable Diesel
The Renewable Diesel segment, which consists of the Diamond Green Diesel (DGD) joint venture, reported $149 million of operating income for the first quarter of 2022, compared to $203 million for the first quarter of 2021. Renewable diesel sales volumes averaged 1.7 million gallons per day in the first quarter of 2022, which was 871 thousand gallons per day higher than the first quarter of 2021. The higher sales volumes in the first quarter of 2022 were attributable to the fourth quarter 2021 startup of the DGD expansion project (DGD 2).

Ethanol
The Ethanol segment reported $1 million of operating income for the first quarter of 2022, compared to a $56 million operating loss for the first quarter of 2021. Ethanol production volumes averaged 4.0 million gallons per day in the first quarter of 2022, which was 483 thousand gallons per day higher than the first quarter of 2021.

Corporate and Other
General and administrative expenses were $205 million in the first quarter of 2022, compared to $208 million in the first quarter of 2021. The effective tax rate for the first quarter of 2022 was 21 percent.

Investing and Financing Activities
Net cash provided by operating activities was $588 million in the first quarter of 2022. Included in this amount was a $722 million unfavorable impact from working capital and $85 million associated with the other joint venture member’s share of DGD’s net cash provided by operating activities, excluding changes in DGD’s working capital. Excluding these items, adjusted net cash provided by operating activities was $1.2 billion in the first quarter of 2022.

Capital investments totaled $843 million in the first quarter of 2022, of which $536 million was for sustaining the business, including costs for turnarounds, catalysts and regulatory compliance. Excluding capital investments attributable to the other joint venture member’s 50 percent share of DGD and those related to other variable interest entities, capital investments attributable to Valero were $718 million.

Valero returned $545 million to stockholders, with $401 million paid as dividends and $144 million of stock buybacks.

Valero continues to target an annual long-term total payout ratio between 40 and 50 percent of adjusted net cash provided by operating activities. Valero defines total payout ratio as the sum of dividends and stock buybacks divided by net cash provided by operating activities adjusted for changes in working capital and DGD’s net cash provided by operating activities, excluding changes in its working capital, attributable to the other joint venture member’s ownership interest in DGD.

In the first quarter, Valero completed debt reduction and refinancing transactions that reduced its long-term debt by $750 million. These debt reduction and refinancing transactions, combined with debt reduction and refinancing transactions completed in the third and fourth quarters of 2021, have reduced Valero’s long-term debt by $2.0 billion.

Liquidity and Financial Position
Valero ended the first quarter of 2022 with $13.2 billion of total debt and finance lease obligations and $2.6 billion of cash and cash equivalents. The debt to capitalization ratio, net of cash and cash equivalents, was 34 percent as of March 31, 2022.

Strategic Update
The DGD project located next to Valero’s Port Arthur refinery (DGD 3), which is expected to have a renewable diesel production capacity of 470 million gallons per year, is now expected to commence operations in the fourth quarter of 2022, versus the prior estimate of the first quarter of 2023. The total annual DGD production capacity is expected to increase to approximately 1.2 billion gallons of renewable diesel and 50 million gallons of renewable naphtha.

“We expect low-carbon fuel policies to continue to expand globally and drive demand for low-carbon fuels,” said Gorder, “and with that view, we are leveraging our operational and technical expertise to steadily expand our competitive advantage.”

BlackRock and Navigator’s large-scale carbon sequestration project is expected to begin startup activities in late 2024. Valero is expected to be the anchor shipper with eight of Valero’s ethanol plants connected to this system, producing a lower carbon intensity ethanol product to be marketed in low-carbon fuel markets that is expected to result in a higher product margin.

Refinery optimization projects that are expected to reduce cost and improve margin capture are progressing on schedule. The Port Arthur Coker project, which is expected to increase the refinery’s utilization rate and improve turnaround efficiency, is still expected to be completed in the first half of 2023.

Conference Call
Valero’s senior management will hold a conference call at 10 a.m. ET today to discuss this earnings release and to provide an update on operations and strategy.

About Valero
We are a multinational manufacturer and marketer of petroleum-based and low-carbon liquid transportation fuels and petrochemical products, and we sell our products primarily in the United States (U.S.), Canada, the United Kingdom (U.K.), Ireland, and Latin America. We own 15 petroleum refineries located in the U.S., Canada, and the U.K. with a combined throughput capacity of approximately 3.2 million barrels per day (BPD). We are a joint venture member in Diamond Green Diesel Holdings LLC (DGD), which owns a renewable diesel plant in Norco, Louisiana with a production capacity of 700 million gallons per year, and we own 12 ethanol plants located in the Mid-Continent region of the U.S. with a combined production capacity of approximately 1.6 billion gallons per year. We manage our operations through our Refining, Renewable Diesel, and Ethanol segments. Please visit www.investorvalero.com for more information.

Valero Contacts
Investors:
Homer Bhullar, Vice President – Investor Relations and Finance, 210-345-1982
Eric Herbort, Senior Manager – Investor Relations, 210-345-3331
Gautam Srivastava, Senior Manager – Investor Relations, 210-345-3992

Media:
Lillian Riojas, Executive Director – Media Relations and Communications, 210-345-5002

Safe-Harbor Statement
Statements contained in this release and the accompanying tables that state the company’s or management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” “intend,” “target,” “will,” “plans,” “forecast,” and other similar expressions identify forward-looking statements. Forward-looking statements in this release and the accompanying tables include those relating to our greenhouse gas emissions targets, expected timing of completion and performance of projects, future market and industry conditions, future operating and financial performance, and management of future risks. It is important to note that actual results could differ materially from those projected in such forward-looking statements based on numerous factors, including those outside of the company’s control, such as legislative or political changes or developments, market dynamics, cyberattacks, weather events, and other matters affecting our operations or the demand for our products. These factors also include, but are not limited to, the uncertainties that remain with respect to the Russia-Ukraine conflict, the COVID-19 pandemic, variants of the COVID-19 virus, governmental and societal responses thereto, including requirements and mandates with respect to COVID-19 vaccines, vaccine distribution and administration levels, and the adverse effects the foregoing may have on our business or economic conditions generally. For more information concerning these and other factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual report on Form 10-K, quarterly reports on Form 10‑Q, and other reports filed with the Securities and Exchange Commission and available on Valero’s website at www.valero.com.

Use of Non-GAAP Financial Information
This earnings release and the accompanying earnings release tables include references to financial measures that are not defined under U.S. generally accepted accounting principles (GAAP). These non-GAAP measures include adjusted net income (loss) attributable to Valero stockholders, adjusted earnings (loss) per common share – assuming dilution, Refining margin, Renewable Diesel margin, Ethanol margin, adjusted Refining operating income (loss), adjusted Ethanol operating income (loss), adjusted net cash provided by (used in) operating activities, and capital investments attributable to Valero. These non-GAAP financial measures have been included to help facilitate the comparison of operating results between periods. See the accompanying earnings release tables for a reconciliation of non-GAAP measures to their most directly comparable U.S. GAAP measures. Note (d) to the earnings release tables provides reasons for the use of these non-GAAP financial measures.

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Statement of income data
Revenues	$38,542	$20,806
Cost of sales:
Cost of materials and other (a)	34,949	18,992
Operating expenses (excluding depreciation and amortization expense reflected below) (a)	1,379	1,656
Depreciation and amortization expense	595	566
Total cost of sales	36,923	21,214
Other operating expenses	19	38
General and administrative expenses (excluding depreciation and amortization expense reflected below)	205	208
Depreciation and amortization expense	11	12
Operating income (loss)	1,384	(666)
Other income (expense), net (b)	(20)	45
Interest and debt expense, net of capitalized interest	(145)	(149)
Income (loss) before income tax expense (benefit)	1,219	(770)
Income tax expense (benefit)	252	(148)
Net income (loss)	967	(622)
Less: Net income attributable to noncontrolling interests	62	82
Net income (loss) attributable to Valero Energy Corporation stockholders	$905	$(704)

Earnings (loss) per common share	$2.21	$(1.73)
Weighted-average common shares outstanding (in millions)	408	407

Earnings (loss) per common share – assuming dilution	$2.21	$(1.73)
Weighted-average common shares outstanding – assuming dilution (in millions)	408	407

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 1

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS BY SEGMENT
(millions of dollars)
(unaudited)

	Refining	Renewable Diesel	Ethanol	Corporate and Eliminations	Total
Three months ended March 31, 2022
Revenues:
Revenues from external customers	$36,813	$595	$1,134	$—	$38,542
Intersegment revenues	4	386	127	(517)	—
Total revenues	36,817	981	1,261	(517)	38,542
Cost of sales:
Cost of materials and other	33,606	755	1,104	(516)	34,949
Operating expenses (excluding depreciation and amortization expense reflected below)	1,193	51	135	—	1,379
Depreciation and amortization expense	549	26	20	—	595
Total cost of sales	35,348	832	1,259	(516)	36,923
Other operating expenses	18	—	1	—	19
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	205	205
Depreciation and amortization expense	—	—	—	11	11
Operating income by segment	$1,451	$149	$1	$(217)	$1,384

Three months ended March 31, 2021
Revenues:
Revenues from external customers	$19,469	$352	$985	$—	$20,806
Intersegment revenues	3	79	60	(142)	—
Total revenues	19,472	431	1,045	(142)	20,806
Cost of sales:
Cost of materials and other (a)	18,022	187	924	(141)	18,992
Operating expenses (excluding depreciation and amortization expense reflected below) (a)	1,471	29	156	—	1,656
Depreciation and amortization expense	533	12	21	—	566
Total cost of sales	20,026	228	1,101	(141)	21,214
Other operating expenses	38	—	—	—	38
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	208	208
Depreciation and amortization expense	—	—	—	12	12
Operating income (loss) by segment	$(592)	$203	$(56)	$(221)	$(666)

See Operating Highlights by Segment beginning on Table Page 7.
See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 2

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (d)
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Reconciliation of net income (loss) attributable to Valero Energy Corporation stockholders to adjusted net income (loss) attributable to Valero Energy Corporation stockholders
Net income (loss) attributable to Valero Energy Corporation stockholders	$905	$(704)
Adjustments:
Loss on early retirement of debt (b)	50	—
Income tax benefit related to loss on early retirement of debt	(11)	—
Loss on early retirement of debt, net of taxes	39	—
Modification of renewable volume obligation (RVO) (c)	—	48
Income tax expense related to modification of RVO	—	(10)
Modification of RVO, net of taxes	—	38
Total adjustments	39	38
Adjusted net income (loss) attributable to Valero Energy Corporation stockholders	$944	$(666)

Reconciliation of earnings (loss) per common share – assuming dilution to adjusted earnings (loss) per common share – assuming dilution
Earnings (loss) per common share – assuming dilution	$2.21	$(1.73)
Adjustments:
Loss on early retirement of debt (b)	0.10	—
Modification of RVO (c)	—	0.09
Total adjustments	0.10	0.09
Adjusted earnings (loss) per common share – assuming dilution	$2.31	$(1.64)

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 3

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (d)
(millions of dollars)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Reconciliation of operating income (loss) by segment to segment margin, and reconciliation of operating income (loss) by segment to adjusted operating income (loss) by segment
Refining segment
Refining operating income (loss)	$1,451	$(592)
Adjustments:
Modification of RVO (c)	—	48
Operating expenses (excluding depreciation and amortization expense reflected below) (a)	1,193	1,471
Depreciation and amortization expense	549	533
Other operating expenses	18	38
Refining margin	$3,211	$1,498

Refining operating income (loss)	$1,451	$(592)
Adjustments:
Modification of RVO (c)	—	48
Other operating expenses	18	38
Adjusted Refining operating income (loss)	$1,469	$(506)

Renewable Diesel segment
Renewable Diesel operating income	$149	$203
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	51	29
Depreciation and amortization expense	26	12
Renewable Diesel margin	$226	$244

Ethanol segment
Ethanol operating income (loss)	$1	$(56)
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below) (a)	135	156
Depreciation and amortization expense	20	21
Other operating expenses	1	—
Ethanol margin	$157	$121

Ethanol operating income (loss)	$1	$(56)
Other operating expenses	1	—
Adjusted Ethanol operating income (loss)	$2	$(56)

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 4

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (d)
(millions of dollars)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Reconciliation of Refining segment operating income (loss) to
Refining margin (by region), and reconciliation of Refining
segment operating income (loss) to adjusted Refining
segment operating income (loss) (by region) (e)

U.S. Gulf Coast region
Refining operating income (loss)	$996	$(508)
Adjustments:
Modification of RVO (c)	—	35
Operating expenses (excluding depreciation and amortization expense reflected below) (a)	655	994
Depreciation and amortization expense	332	332
Other operating expenses	18	31
Refining margin	$2,001	$884

Refining operating income (loss)	$996	$(508)
Adjustments:
Modification of RVO (c)	—	35
Other operating expenses	18	31
Adjusted Refining operating income (loss)	$1,014	$(442)

U.S. Mid-Continent region
Refining operating income (loss)	$142	$(10)
Adjustments:
Modification of RVO (c)	—	9
Operating expenses (excluding depreciation and amortization expense reflected below) (a)	172	190
Depreciation and amortization expense	81	84
Other operating expenses	—	7
Refining margin	$395	$280

Refining operating income (loss)	$142	$(10)
Adjustments:
Modification of RVO (c)	—	9
Other operating expenses	—	7
Adjusted Refining operating income	$142	$6

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 5

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (d)
(millions of dollars)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Reconciliation of Refining segment operating income (loss) to
Refining margin (by region), and reconciliation of Refining
segment operating income (loss) to adjusted Refining
segment operating income (loss) (by region) (e) (continued)

North Atlantic region
Refining operating income	$286	$55
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	206	140
Depreciation and amortization expense	69	52
Refining margin	$561	$247

U.S. West Coast region
Refining operating income (loss)	$27	$(129)
Adjustments:
Modification of RVO (c)	—	4
Operating expenses (excluding depreciation and amortization expense reflected below)	160	147
Depreciation and amortization expense	67	65
Refining margin	$254	$87

Refining operating income (loss)	$27	$(129)
Adjustment: Modification of RVO (c)	—	4
Adjusted Refining operating income (loss)	$27	$(125)

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 6

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Throughput volumes (thousand barrels per day)
Feedstocks:
Heavy sour crude oil	326	354
Medium/light sour crude oil	373	275
Sweet crude oil	1,423	1,143
Residuals	226	192
Other feedstocks	101	102
Total feedstocks	2,449	2,066
Blendstocks and other	351	344
Total throughput volumes	2,800	2,410

Yields (thousand barrels per day)
Gasolines and blendstocks	1,392	1,191
Distillates	1,027	894
Other products (f)	401	352
Total yields	2,820	2,437

Operating statistics (a) (d) (g)
Refining margin (from Table Page 4)	$3,211	$1,498
Adjusted Refining operating income (loss) (from Table Page 4)	$1,469	$(506)
Throughput volumes (thousand barrels per day)	2,800	2,410

Refining margin per barrel of throughput	$12.74	$6.91
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.73	6.78
Depreciation and amortization expense per barrel of throughput	2.18	2.46
Adjusted Refining operating income (loss) per barrel of throughput	$5.83	$(2.33)

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 7

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RENEWABLE DIESEL SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per gallon amounts)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Operating statistics (d) (g)
Renewable Diesel margin (from Table Page 4)	$226	$244
Renewable Diesel operating income (from Table Page 4)	$149	$203
Sales volumes (thousand gallons per day)	1,738	867

Renewable Diesel margin per gallon of sales	$1.45	$3.13
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per gallon of sales	0.33	0.38
Depreciation and amortization expense per gallon of sales	0.16	0.14
Renewable Diesel operating income per gallon of sales	$0.96	$2.61

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 8

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
ETHANOL SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per gallon amounts)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Operating statistics (a) (d) (g)
Ethanol margin (from Table Page 4)	$157	$121
Adjusted Ethanol operating income (loss) (from Table Page 4)	$2	$(56)
Production volumes (thousand gallons per day)	4,045	3,562

Ethanol margin per gallon of production	$0.43	$0.38
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per gallon of production	0.37	0.49
Depreciation and amortization expense per gallon of production	0.06	0.06
Adjusted Ethanol operating income (loss) per gallon of production	$—	$(0.17)

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 9

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS BY REGION
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Operating statistics by region (e)
U.S. Gulf Coast region (a) (d) (g)
Refining margin (from Table Page 5)	$2,001	$884
Adjusted refining operating income (loss) (from Table Page 5)	$1,014	$(442)
Throughput volumes (thousand barrels per day)	1,694	1,514

Refining margin per barrel of throughput	$13.13	$6.48
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.30	7.29
Depreciation and amortization expense per barrel of throughput	2.18	2.44
Adjusted Refining operating income (loss) per barrel of throughput	$6.65	$(3.25)

U.S. Mid-Continent region (a) (d) (g)
Refining margin (from Table Page 5)	$395	$280
Adjusted refining operating income (from Table Page 5)	$142	$6
Throughput volumes (thousand barrels per day)	420	385

Refining margin per barrel of throughput	$10.45	$8.07
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.53	5.49
Depreciation and amortization expense per barrel of throughput	2.15	2.41
Adjusted Refining operating income per barrel of throughput	$3.77	$0.17

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 10

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS BY REGION
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Operating statistics by region (e) (continued)
North Atlantic region (d) (g)
Refining margin (from Table Page 6)	$561	$247
Refining operating income (from Table Page 6)	$286	$55
Throughput volumes (thousand barrels per day)	484	320

Refining margin per barrel of throughput	$12.87	$8.57
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.73	4.87
Depreciation and amortization expense per barrel of throughput	1.57	1.78
Refining operating income per barrel of throughput	$6.57	$1.92

U.S. West Coast region (d) (g)
Refining margin (from Table Page 6)	$254	$87
Adjusted refining operating income (loss) (from Table Page 6)	$27	$(125)
Throughput volumes (thousand barrels per day)	202	191

Refining margin per barrel of throughput	$13.97	$5.09
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	8.79	8.56
Depreciation and amortization expense per barrel of throughput	3.72	3.79
Adjusted Refining operating income (loss) per barrel of throughput	$1.46	$(7.26)

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 11

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
AVERAGE MARKET REFERENCE PRICES AND DIFFERENTIALS
(unaudited)

	Three Months Ended March 31,
	2022	2021
Refining
Feedstocks (dollars per barrel)
Brent crude oil	$97.34	$61.09
Brent less West Texas Intermediate (WTI) crude oil	2.88	3.26
Brent less Alaska North Slope (ANS) crude oil	1.73	0.33
Brent less Louisiana Light Sweet (LLS) crude oil	0.57	1.11
Brent less Argus Sour Crude Index (ASCI) crude oil	4.93	2.99
Brent less Maya crude oil	8.50	4.70
LLS crude oil	96.77	59.98
LLS less ASCI crude oil	4.36	1.88
LLS less Maya crude oil	7.93	3.59
WTI crude oil	94.46	57.84

Natural gas (dollars per million British Thermal Units)	4.32	19.66

Products (dollars per barrel)
U.S. Gulf Coast:
Conventional Blendstock of Oxygenate Blending (CBOB) gasoline less Brent	15.67	10.12
Ultra-low-sulfur (ULS) diesel less Brent	27.95	10.19
Propylene less Brent	(28.82)	18.50
CBOB gasoline less LLS	16.24	11.23
ULS diesel less LLS	28.52	11.30
Propylene less LLS	(28.25)	19.61
U.S. Mid-Continent:
CBOB gasoline less WTI	16.02	14.82
ULS diesel less WTI	27.27	17.21
North Atlantic:
CBOB gasoline less Brent	17.68	11.56
ULS diesel less Brent	32.47	11.89
U.S. West Coast:
California Reformulated Gasoline Blendstock of Oxygenate Blending (CARBOB) 87 gasoline less ANS	28.46	14.56
California Air Resources Board (CARB) diesel less ANS	32.27	14.14
CARBOB 87 gasoline less WTI	29.61	17.49
CARB diesel less WTI	33.42	17.07

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 12

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
AVERAGE MARKET REFERENCE PRICES AND DIFFERENTIALS
(unaudited)

	Three Months Ended March 31,
	2022	2021
Renewable Diesel
New York Mercantile Exchange ULS diesel (dollars per gallon)	$3.04	$1.74
Biodiesel Renewable Identification Number (RIN) (dollars per RIN)	1.43	1.18
California Low-Carbon Fuel Standard (dollars per metric ton)	138.63	195.30
Chicago Board of Trade (CBOT) soybean oil (dollars per pound)	0.68	0.48

Ethanol
CBOT corn (dollars per bushel)	6.70	5.39
New York Harbor ethanol (dollars per gallon)	2.39	1.78

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 13

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
OTHER FINANCIAL DATA
(millions of dollars, except per share amounts)
(unaudited)

	March 31,	December 31,
	2022	2021
Balance sheet data
Current assets	$23,313	$21,165
Cash and cash equivalents included in current assets	2,638	4,122
Inventories included in current assets	7,174	6,265
Current liabilities	19,785	16,851
Valero Energy Corporation stockholders’ equity	18,821	18,430
Debt and finance lease obligations:
Debt –
Current portion of debt (excluding variable interest entities (VIEs))	$300	$300
Debt, less current portion of debt (excluding VIEs)	10,053	10,820
Total debt (excluding VIEs)	10,353	11,120
Current portion of debt attributable to VIEs	823	810
Debt, less current portion of debt attributable to VIEs	19	20
Total debt attributable to VIEs	842	830
Total debt	11,195	11,950
Finance lease obligations –
Current portion of finance lease obligations (excluding VIEs)	160	141
Finance lease obligations, less current portion (excluding VIEs)	1,533	1,502
Total finance lease obligations (excluding VIEs)	1,693	1,643
Current portion of finance lease obligations attributable to VIEs	12	13
Finance lease obligations, less current portion attributable to VIEs	261	264
Total finance lease obligations attributable to VIEs	273	277
Total finance lease obligations	1,966	1,920
Total debt and finance lease obligations	$13,161	$13,870

	Three Months Ended March 31,
	2022	2021
Reconciliation of net cash provided by (used in) operating activities to adjusted net cash provided by (used in) operating activities (d)
Net cash provided by (used in) operating activities	$588	$(52)
Exclude:
Changes in current assets and current liabilities	(722)	184
Diamond Green Diesel LLC’s (DGD) adjusted net cash provided by operating activities attributable to the other joint venture member’s ownership interest in DGD	85	108
Adjusted net cash provided by (used in) operating activities	$1,225	$(344)

Dividends per common share	$0.98	$0.98

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 14

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
OTHER FINANCIAL DATA
(millions of dollars)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Reconciliation of capital investments to capital investments attributable to Valero (d)
Capital expenditures (excluding VIEs)	$152	$160
Capital expenditures of VIEs:
DGD	219	153
Other VIEs	13	26
Deferred turnaround and catalyst cost expenditures (excluding VIEs)	453	230
Deferred turnaround and catalyst cost expenditures of DGD	6	1
Investments in nonconsolidated joint ventures	—	12
Capital investments	843	582
Adjustments:
DGD’s capital investments attributable to the other joint venture member	(112)	(77)
Capital expenditures of other VIEs	(13)	(26)
Capital investments attributable to Valero	$718	$479

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 15

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES

(a)In mid-February 2021, many of our refineries and plants were impacted to varying extents by the severe cold, utility disruptions, and higher energy costs arising out of Winter Storm Uri. The higher energy costs resulted from an increase in the prices of natural gas and electricity that significantly exceeded rates that we consider normal, such as the average rates we incurred the month preceding the storm. As a result, our operating loss for the three months ended March 31, 2021 includes estimated excess energy costs of $579 million ($1.15 per share).

The above-mentioned pre-tax estimated excess energy charge is reflected in our statement of income line items and attributable to our reportable segments for the three months ended March 31, 2021 as follows (in millions):

	Refining	Renewable Diesel	Ethanol	Total
Cost of materials and other	$47	$—	$—	$47
Operating expenses (excluding depreciation and amortization expense)	478	—	54	532
Total estimated excess energy costs	$525	$—	$54	$579

The estimated excess energy costs attributable to our Refining segment for the three months ended March 31, 2021 are associated with the Refining segment regions as follows (in millions, except per barrel amounts):

	U.S. Gulf Coast	U.S. Mid- Continent	Other Regions Combined	Refining Segment
Cost of materials and other	$45	$2	$—	$47
Operating expenses (excluding depreciation and amortization expense)	437	38	3	478
Total estimated excess energy costs	$482	$40	$3	$525

Effect of estimated excess energy costs on operating statistics (g)
Refining margin per barrel of throughput (d)	$0.33	$0.06	n/a	$0.22
Operating expenses (excluding depreciation and amortization expense) per barrel of throughput	3.21	1.11	n/a	2.21
Adjusted Refining operating income (loss) per barrel of throughput (d)	$3.54	$1.17	n/a	$2.43

The estimated excess energy costs attributable to our Ethanol segment for the three months ended March 31, 2021 affected that segment’s operating statistics of (i) operating expenses (excluding depreciation and amortization expenses) per gallon of production and (ii) adjusted operating income (loss) per gallon of production by $0.16 (see note (d) below).

(b)“Other income (expense), net” for the three months ended March 31, 2022 includes a charge of $50 million from the early retirement of approximately $1.4 billion aggregate principal amount of various series of our senior notes.

(c)Under the Renewable Fuel Standard program, the U.S. Environmental Protection Agency (EPA) is required to set annual quotas for the volume of renewable fuels that must be blended into petroleum-based transportation fuels consumed in the U.S. by obligated parties. The quotas are used to determine an obligated party’s RVO. In December 2021, the EPA released a proposed rule that, among other things, modified the volume standards for 2020 and, for the first time, established volume standards for 2021.

Table Page 16

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES (Continued)
Because the existing volume standards for 2020 were established under a currently enforceable rule, we will recognize the effect of the modification in volume standards for 2020 in the period the final rule is enacted. However, because volume standards had not previously been established for 2021, we considered the new information available in the proposed rule in determining the estimated RVO for our Refining segment for the year ended December 31, 2021. As a result, we recognized in December 2021 a benefit related to the modification of our RVO estimate of $205 million, of which $48 million is attributable to the three months ended March 31, 2021.

(d)We use certain financial measures (as noted below) in the earnings release tables and accompanying earnings release that are not defined under GAAP and are considered to be non-GAAP measures.

We have defined these non-GAAP measures and believe they are useful to the external users of our financial statements, including industry analysts, investors, lenders, and rating agencies. We believe these measures are useful to assess our ongoing financial performance because, when reconciled to their most comparable GAAP measures, they provide improved comparability between periods after adjusting for certain items that we believe are not indicative of our core operating performance and that may obscure our underlying business results and trends. These non-GAAP measures should not be considered as alternatives to their most comparable GAAP measures nor should they be considered in isolation or as a substitute for an analysis of our results of operations as reported under GAAP. In addition, these non-GAAP measures may not be comparable to similarly titled measures used by other companies because we may define them differently, which diminishes their utility.

Non-GAAP measures are as follows:

◦Adjusted net income (loss) attributable to Valero Energy Corporation stockholders is defined as net income (loss) attributable to Valero Energy Corporation stockholders adjusted to reflect the items noted below, along with their related income tax effect. The income tax effect for the adjustments was calculated using a combined federal and state statutory rate of 22.5 percent. We have adjusted for these items because we believe that they are not indicative of our core operating performance and that their adjustment results in an important measure of our ongoing financial performance to better assess our underlying business results and trends. The basis for our belief with respect to each adjustment is provided below.

–Loss on early retirement of debt – Premiums and other expenses incurred in connection with the early retirement of approximately $1.4 billion aggregate principal amount of various series of our senior notes (see note (b)) are not associated with the ongoing costs of our borrowing and financing activities.

–Modification of RVO – The benefit resulting from the modification of our RVO estimate that was recognized by us in December 2021 is associated with the cost of the RVO generated by our operations throughout 2021. Therefore, the adjustment reflects the portion of the benefit that is associated with the cost of the RVO generated by our operations during the three months ended March 31, 2021. See note (c) for additional details.

◦Adjusted earnings (loss) per common share – assuming dilution is defined as adjusted net income (loss) attributable to Valero Energy Corporation stockholders divided by the number of weighted-average shares outstanding in the applicable period, assuming dilution.

◦Refining margin is defined as Refining segment operating income (loss) excluding the modification of RVO adjustment (see note (c)), operating expenses (excluding depreciation and amortization expense), depreciation and amortization expense, and other operating expenses. We believe Refining margin is an important measure of our Refining segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.
◦Renewable Diesel margin is defined as Renewable Diesel segment operating income excluding operating expenses (excluding depreciation and amortization expense) and depreciation and amortization expense. We believe Renewable Diesel margin is an important measure of our Renewable Diesel segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.

Table Page 17

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES (Continued)
◦Ethanol margin is defined as Ethanol segment operating income (loss) excluding operating expenses (excluding depreciation and amortization expense), depreciation and amortization expense, and other operating expenses. We believe Ethanol margin is an important measure of our Ethanol segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.

◦Adjusted Refining operating income (loss) is defined as Refining segment operating income (loss) excluding the modification of RVO adjustment (see note (c)) and other operating expenses. We believe adjusted Refining operating income (loss) is an important measure of our Refining segment’s operating and financial performance because it excludes items that are not indicative of that segment’s core operating performance.
◦Adjusted Ethanol operating income (loss) is defined as Ethanol segment operating income (loss) excluding other operating expenses. We believe adjusted Ethanol operating income (loss) is an important measure of our Ethanol segment’s operating and financial performance because it excludes items that are not indicative of that segment’s core operating performance.
◦Adjusted net cash provided by operating activities is defined as net cash provided by operating activities excluding the items noted below. We believe adjusted net cash provided by operating activities is an important measure of our ongoing financial performance to better assess our ability to generate cash to fund our investing and financing activities. The basis for our belief with respect to each excluded item is provided below.

–Changes in current assets and current liabilities – Current assets net of current liabilities represents our operating liquidity. We believe that the change in our operating liquidity from period to period does not represent cash generated by our operations that is available to fund our investing and financing activities.

–DGD’s adjusted net cash provided by operating activities attributable to the other joint venture member’s ownership interest in DGD – We are a 50/50 joint venture member in DGD and we consolidate DGD’s financial statements. Our Renewable Diesel segment includes the operations of DGD and the associated activities to market renewable diesel. Because we consolidate DGD’s financial statements, all of DGD’s net cash provided by operating activities (or operating cash flow) is included in our consolidated net cash provided by operating activities.

DGD’s members use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Nevertheless, DGD’s operating cash flow is effectively attributable to each member and only 50 percent of DGD’s operating cash flow should be attributed to our net cash provided by operating activities. Therefore, we have adjusted our net cash provided by operating activities for the portion of DGD’s operating cash flow attributable to the other joint venture member’s ownership interest because we believe that it more accurately reflects the operating cash flow available to us to fund our investing and financing activities. The adjustment is calculated as follows (in millions):

	Three Months Ended March 31,
	2022	2021
DGD operating cash flow data
Net cash provided by operating activities	$21	$207
Exclude: Changes in current assets and current liabilities	(149)	(9)
Adjusted net cash provided by operating activities	170	216
Other joint venture member’s ownership interest	50%	50%
DGD’s adjusted net cash provided by operating activities attributable to the other joint venture member’s ownership interest in DGD	$85	$108

Table Page 18

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES (Continued)
◦Capital investments attributable to Valero is defined as all capital expenditures, deferred turnaround and catalyst cost expenditures, and investments in nonconsolidated joint ventures presented in our consolidated statements of cash flows, excluding the portion of DGD’s capital investments attributable to the other joint venture member and all of the capital expenditures of VIEs other than DGD.

DGD’s members use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Because DGD’s operating cash flow is effectively attributable to each member, only 50 percent of DGD’s capital investments should be attributed to our net share of total capital investments. We also exclude the capital expenditures of our consolidated VIEs other than DGD because we do not operate those VIEs. We believe capital investments attributable to Valero is an important measure because it more accurately reflects our capital investments.

(e)The Refining segment regions reflected herein contain the following refineries: U.S. Gulf Coast- Corpus Christi East, Corpus Christi West, Houston, Meraux, Port Arthur, St. Charles, Texas City, and Three Rivers Refineries; U.S. Mid Continent- Ardmore, McKee, and Memphis Refineries; North Atlantic- Pembroke and Quebec City Refineries; and U.S. West Coast- Benicia and Wilmington Refineries.

(f)Primarily includes petrochemicals, gas oils, No. 6 fuel oil, petroleum coke, sulfur, and asphalt.

(g)Valero uses certain operating statistics (as noted below) in the earnings release tables and the accompanying earnings release to evaluate performance between comparable periods. Different companies may calculate them in different ways.

All per barrel of throughput, per gallon of sales, and per gallon of production amounts are calculated by dividing the associated dollar amount by the throughput volumes, sales volumes, and production volumes for the period, as applicable.

Throughput volumes, sales volumes, and production volumes are calculated by multiplying throughput volumes per day, sales volumes per day, and production volumes per day (as provided in the accompanying tables), respectively, by the number of days in the applicable period. We use throughput volumes, sales volumes, and production volumes for the Refining segment, Renewable Diesel segment, and Ethanol segment, respectively, due to their general use by others who operate facilities similar to those included in our segments. We believe the use of such volumes results in per unit amounts that are most representative of the product margins generated and the operating costs incurred as a result of our operation of those facilities.
Table Page 19